SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                 FORM 8-K

                      --------------------------------

                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                      DATE OF REPORT: March 14, 2002
                     (Date of earliest event reported)

                      --------------------------------

                          CORPAS HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)

                        --------------------------------


    OKLAHOMA                      0-30100                  59-2890565
(State or other                (Commission File        (IRS Identification
jurisdiction of incorporation       Number)                  Number)
or organization)


                           1800 PEACHTREE STREET
                                 SUITE 620
                           ATLANTA, GEORGIA 30309
             (Address of principal executive offices, zip code)

                              (404) 365-9799
            (Registrant's telephone number, including area code)


ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On March 15, 2002, the Corpas Holdings, Inc. conveyed its sole subsidiary, Corpas Merger, Inc., an Oklahoma corporation, to Robert J. Mottern for $10. Corpas Merger, Inc. was the successor in interest by merger to Corpas Investments, Inc. (See Item 5 herein). Mr. Mottern was an officer and director of Corpas Holdings, Inc. As of September 30, 2001, Corpas Merger, Inc., f/k/a Corpas Investments, Inc. had total liabilities of $3,188,277, and negative shareholder equity of ($3,100,014). The Company anticipates recording a gain from the disposal of assets in the quarter ended March 31, 2002 equal approximately to the negative shareholder equity of Corpas Merger, Inc. as of March 15, 2002 as a result of the fact that Corpas Holdings, Inc. will no longer be required to include the accounts of Corpas Merger, Inc. in its consolidated financial statements after its disposal on March 15, 2002.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5. OTHER EVENTS

Increase in Authorized Shares.

On March 14, 2002, Corpas Investments, Inc. (the "Company") filed Articles of Amendment to its Articles of Incorporation to increase the number of authorized shares to 75,000,000. The number of authorized shares had been reduced to 333,333 in January as the result of the Company's 1 for 150 reverse split. The Amendment was approved by a the written consent of a majority of the Company's outstanding shares after circulation of an Information Statement pursuant to Rule 14c-2.

Reincorporation in Oklahoma.

On March 14, 2002, the Company merged with and into Corpas Oklahoma, Inc., an Oklahoma corporation ("Corpas Oklahoma"), which was the survivor in the merger. Corpas Oklahoma was a wholly-owned subsidiary of the Company prior to the merger. The merger was effected for the purpose of changing the Company's state of incorporation from Florida to Oklahoma. The merger was effected without shareholder approval of either the Company or Corpas Oklahoma pursuant to Section 607.1104 of the Florida Business Corporation Act and Section 1083 of the Oklahoma General Corporation Act. The common stock of Corpas Oklahoma has identical rights, terms and privileges as the common stock of the Company.

Pursuant to the merger, on the effective date of the merger:

-- each share of common stock of the Company is entitled to receive one share of common stock of Corpas Oklahoma,

-- each option, warrant or other instrument convertible or exchangeable into shares of common stock of the Company is automatically convertible into an equivalent number shares of common stock of Corpas Oklahoma.

The effective date of the merger was March 14, 2002, upon the filing of Articles of Merger with the Florida Secretary of State and a Certificate of Ownership and Merger with the Oklahoma Secretary of State. All of the outstanding certificates of the Company representing shares of stock of the Company shall be deemed for all purposes to evidence ownership of and to represent the shares of Corpas Oklahoma, as the case may be, into which the shares of stock of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of Corpas Oklahoma and its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Corpas Oklahoma or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of stock of Corpas Oklahoma, as the case may be, evidenced by such outstanding certificate.

Holding Company Formation.

On March 14, 2002, pursuant to an Agreement and Plan of Reorganization, Corpas Oklahoma merged with and into Corpas Merger, Inc., an Oklahoma corporation ("Corpas Merger"), which was the survivor in the merger. Under the merger, shares of Corpas Oklahoma common stock are entitled to receive an equivalent number of shares of common stock of Corpas Holdings, Inc., an Oklahoma corporation ("Holdings"). Prior to the reorganization, Holdings was a wholly-owned subsidiary of Corpas Oklahoma, and Corpas Merger was a wholly-owned subsidiary of Holdings. The reorganization was effected for the purpose of reorganizing Corpas Oklahoma as a holding company, under which Holdings is now the parent company with the exact same shareholder base that Corpas Oklahoma had prior to the reorganization. All of the former assets, liabilities and operations of Corpas Oklahoma are now held by Corpas Merger by virtue of its position as the successor in interest to Corpas Oklahoma in the reorganization. The merger was effected without shareholder approval of either Holdings or Corpas Oklahoma pursuant to
Section 1081(G) of the Oklahoma General Corporation Law. The common stock of the Corpas Oklahoma has identical rights, terms and privileges as the common stock of the Company.

Pursuant to the reorganization:

-- each share of common stock of Corpas Oklahoma became entitled to receive one share of common stock of Holdings;

-- each option, warrant or other instrument convertible or exchangeable into shares of common stock or preferred stock of Corpas Oklahoma automatically became convertible into an equivalent number shares of common stock or preferred stock of Holdings.

The effective date of the reorganization was March 14, 2002. All of the outstanding certificates of Corpas Oklahoma representing shares of stock of Corpas Oklahoma shall be deemed for all purposes to evidence ownership of and to represent the shares of Holdings, as the case may be, into which the shares of stock of Corpas Oklahoma represented by such certificates have been converted as herein provided and shall be so registered on the books and records of Holdings and its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Holdings or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of stock of Holdings, as the case may be, evidenced by such outstanding certificate.

Prior to the reorganization, the Company's common stock traded on the Pink Sheets under the symbol "CPAS." The Company has applied for a new cusip number for its common stock, and a new trading symbol, but has not received either at this time.

Stock Dividend.

On March 15, 2002, Holdings declared a one (1) share stock dividend on its common stock. The stock dividend will be paid to shareholders of record as of March 18, 2002 as share certificates are presented for exchange or transfer. Prior to payment, each outstanding certificate will evidence that number of shares that the holder has the right to receive pursuant to the stock dividend.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of Businesses Acquired:  None.

(b)     Pro Forma Financial Information:  None.

(c)     Exhibits:

Regulation
  S-B No.            Description

   2.1 Agreement and Plan of Reorganization filed with the State of Florida on March 14, 2002

   2.2 Agreement and Plan of Merger filed with State of Oklahoma on March 14, 2002

   3.1 Certificate of Incorporation of Corpas Holdings, Inc., an Oklahoma corporation filed March 14, 2002

ITEM 8. CHANGE IN FISCAL YEAR

Not applicable.

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CORPAS HOLDINGS, INC.
                                      (Registrant)



Date: March 18, 2002                  By: /s/ Robert J. Mottern
                                      ------------------------------------
                                      Robert J. Mottern, Chief Executive
                                      Officer